                                                                     EXHIBIT (T)

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                         Series 1998-3 Monthly Statement
                      Class A Certificate CUSIP #25466KBR9
                      Class B Certificate CUSIP #25466KBS7


Trust Distribution Date: May 15, 1998         Due Period Ending:  April 30, 1998

Pursuant to the Series Supplement dated as of March 25, 1998 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

          Series  1998-3                                                        Total                Interest          Principal
             Class A      30 days at 5.781250000%                            $4.817708333          $4.817708333      $0.000000000

             Class B      30 days at 5.946250000%                            $4.955208333          $4.955208333      $0.000000000

2.   Principal Receivables at the end of the Due Period

      (a) Aggregate Investor Interest                                                                          $17,400,141,676.00
          Seller Interest                                                                                       $2,726,771,833.80

          Total Master Trust                                                                                   $20,126,913,509.80


      (b) Group One Investor Interest                                                                          $14,850,141,676.00

      (c) Group Two Investor Interest                                                                           $2,550,000,000.00

      (d) Series 1998-3 Investor Interest                                                                         $789,474,000.00

      (e) Class A Investor Interest                                                                               $750,000,000.00

          Class B Investor Interest                                                                                $39,474,000.00

3.   Allocation of Receivables Collected During the Due Period

                                                                           Finance Charge          Principal              Yield
                                                                            Collections           Collections         Collections
      (a) Allocation of Collections between Investor and Seller

          Aggregate Investor Allocation.                                  $275,244,468.65     $2,127,916,652.24             $0.00

          Seller:                                                          $29,364,283.73       $227,015,455.16             $0.00

      (b) Group One Allocation                                            $235,036,113.32     $1,817,065,614.07             $0.00

      (c) Group Two Allocation                                             $40,208,355.33       $310,851,038.17             $0.00

      (d) Series 1998-3 Allocations                                        $12,428,037.09        $96,081,229.98             $0.00

      (e) Class A Allocations                                              $11,818,819.59        $91,371,365.77             $0.00

          Class B Allocations                                                 $609,217.50         $4,709,864.21             $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                                         Deposits into the
                                                              SPFAs This            SPFA           Deposit Deficit    Investment
                                                             Due Period            Balance             Amount           Income
          Series 1998-3                                         $0.00               $0.00               0.00             $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                     Total Payments
                                                                               Amount Paid           Deficit Amount    Through This
                                                                              This Due Period       This Due Period      Due Period
          Series 1998-3                                                             $0.00                 $0.00             $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                      Deposits Into the
                                                                                         SIFAs This
                                                                                         Due Period            SIFA Balance
          Series 1998-3                                                                  $3,808,883.14             $0.00

7.   Pool Factors


                                                                                                              This Due Period
          Class A                                                                                                1.00000000

          Class B                                                                                                1.00000000

8.   Investor Charged-Off Amount

                                                                                                                 Cumulative
                                                                                                           Investor Charged-Off
                                                                                   This Due Period                 Amount

      (a) Group One                                                                 $80,595,713.85                 $0.00

      (b) Group Two                                                                 $13,787,758.20                 $0.00

      (c) Series 1998-3                                                              $4,261,670.72                 $0.00

      (d) Class A                                                                    $4,052,765.29                 $0.00

          Class B                                                                      $208,905.43                 $0.00

9.   Investor Losses This Due Period

                                                                                                                 Per $1,000 of
                                                                                                              Original Invested
                                                                                                   Total           Principal

      (a) Group One                                                                                $0.00             $0.00

      (b) Group Two                                                                                $0.00             $0.00

      (c) Series 1998-3                                                                            $0.00             $0.00

      (d) Class A                                                                                  $0.00             $0.00

          Class B                                                                                  $0.00             $0.00

10.  Reimbursement of Investor Losses This Due Period                                                               Per $1,000 of
                                                                                                                 Original Invested
                                                                                                          Total         Principal
      (a) Group One                                                                                       $0.00             $0.00

      (b) Group Two                                                                                       $0.00             $0.00

      (c) Series 1998-3                                                                                   $0.00             $0.00

      (d) Class A                                                                                         $0.00             $0.00

          Class B                                                                                         $0.00             $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses                                                               Per $1,000 of
                                                                                                                  Original Invested
                                                                                                          Total           Principal

      (a) Group One                                                                                       $0.00             $0.00

      (b) Group Two                                                                                       $0.00             $0.00

      (c) Series 1998-3                                                                                   $0.00             $0.00

      (d) Class A                                                                                         $0.00             $0.00

          Class B                                                                                         $0.00             $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period

      (a) Group One                                                                                                $24,854,402.77

      (b) Group Two                                                                                                $4,250,000.00

      (c) Series 1998-3                                                                                            $1,315,790.00

      (d) Class A                                                                                                  $1,250,000.00

          Class B                                                                                                     $65,790.00

13.  Class Available Subordinated Amount at the end of the Due Period

                                                                                                                   As a Percentage
                                                                                                                      of Class A
                                                                                                    Total           Invested Amount

          Series 1998-3 Class B                                                                  $98,684,250.00        13.1579%

14.  Total Available Credit Enhancement Amounts

                                                                                                   Shared Amount  Class B Amount
          Maximum Amount                                                                                  $0.00    $59,210,550.00

          Available Amount                                                                                $0.00    $59,210,550.00

          Amount of Drawings on Credit Enhancement
           for this Due Period                                                                            $0.00             $0.00

15.  Delinquency Summary

          End of Due Period Master Trust Receivables Outstanding                                               $20,448,816,201.71

                                                                         Delinquent Amount         Percentage of Ending
          Payment Status                                                  Ending Balance          Receivables Outstanding
          30-59 days                                                      $578,496,902.86                  2.83%

          60-179 days                                                     $890,849,726.42                  4.36%


                                        U.S. BANK NATIONAL ASSOCIATION
                                        as Trustee


                                        BY: __________________________
                                            Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1998-3 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of March 25, 1998 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1998-3 Master Trust Certificates for the Distribution Date occurring on May 15, 1998:

     1.   Greenwood is Master Servicer under the Pooling and Servicing
          Agreement.

     2.   The undersigned is a Servicing Officer of Greenwood as Master
          Servicer.

     3.   The aggregate amount of Collections processed during the related Due
          Period is equal to                                                                  $2,659,540,859.87

     4.   The aggregate amount of Class A Principal Collections processed during
          the related Due Period is equal to                                                     $91,371,365.77

     5.   The aggregate amount of Class A Finance Charge Collections processed
          during the related Due Period is equal to                                              $11,818,819.59

     6a.  The aggregate amount of Class A Principal Collections recharacterized
          as Series Yield Collections during the related Due Period is equal to                           $0.00

     6b.  The aggregate amount of Class A Additional Funds for this Distribution
          date is equal to                                                                                $0.00

     7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class A Required Amount Shortfall                                      $0.00
               is equal to

          (b)  with respect to the Class A Cumulative Investor Charged-Off                                $0.00
               Amount is equal to

          (c)  with respect to the Class A Investor Interest is equal to                                  $0.00

     8.   The sum of all amounts payable to the Class A Certificateholders on
          the current Distribution Date is equal to                                               $3,613,281.25

     9.   The aggregate amount of Class B Principal Collections processed during
          the related Due Period is equal to                                                      $4,709,864.21

     10.  The aggregate amount of Class B Finance Charge Collections processed
          during the related Due Period is equal to                                                 $609,217.50

     11a. The aggregate amount of Class B Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal
          to                                                                                              $0.00

     11b. The aggregate amount of Class B Additional Funds for this Distribution
          date is equal to                                                                                $0.00

     12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class B Required Amount Shortfall                                      $0.00
               is equal to

          (b)  with respect to the Class B Cumulative Investor Charged-Off                                $0.00
               Amount is equal to

          (c)  with respect to the Class B Investor Interest is equal to                                  $0.00

     13.  The sum of all amounts payable to the Class B Certificateholders on
          the current Distribution Date is equal to                                                 $195,601.89

     14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of May, 1998.


                                        GREENWOOD TRUST COMPANY
                                        as Master Servicer

                                        By:____________________________________
                                        Vice President, Director of Accounting,
                                        and Treasurer